FEDERATED BOND FUND

( A PORTFOLIO OF FEDERATED INVESTMENT SERIES FUNDS, INC.)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2001

On page 8, please delete the section titled " Investing in Restricted and Illiquid Securities" and replace it with the following:

      "ILLIQUID SECURITIES

      The Fund will not invest more that 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

      INVESTING IN RESTRICTED SECURITIES

      The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets."

                                                March 19, 2001



[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
WWW.FEDERATEDINVESTORS.COM
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Cusip 3140F103
Cusip 3140F202
Cusip 3140F301
Cusip 3140F400
26231 (3/01)